MERRILL LYNCH AMERICAS INCOME FUND, INC.

    Supplement dated September 12, 2000 to the Prospectus and Statement of
                 Additional Information, dated March 30, 2000

         On September 8, 2000, the stockholders of Merrill Lynch Americas Income Fund, Inc. (the "Fund") approved an amendment to the investment objective and policies of the Fund. In connection with this change in investment objective and policies, the Fund will change its name to Merrill Lynch Emerging Markets Debt Fund, Inc.

         The investment objective of the Fund, as amended, is to provide high current income with a secondary objective of capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities of issuers in emerging market countries. The Fund considers an emerging market country to be any country that is included in the Morgan Stanley Capital International Emerging Markets Free Index. Debt obligations include fixed or floating rate corporate bonds, corporate notes, debentures, commercial paper, corporate loans, Brady Bonds, and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. Debt obligations also include convertible securities, which have characteristics of both debt and equity investments. There will be no maturity restrictions on the securities in which the Fund will invest. Under normal conditions, the Fund expects to maintain at least 65% of its total assets in securities denominated in the U.S. dollar. The Fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Under its amended policies, the Fund will be permitted to invest up to 40% of its assets in issuers domiciled in any one country.

         These changes will be effective on September 18, 2000.

         The Fund has entered into an Agreement and Plan of Reorganization between the Fund and Worldwide DollarVest Fund, Inc. ("Worldwide DollarVest"), a closed-end investment company, pursuant to which, in substance, the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Worldwide DollarVest in exchange for newly issued Class A shares of the Fund (the "Reorganization"). The Reorganization is scheduled to be consummated on November 6, 2000.

Code # 16802-03-00ALL
Code # 16800-03-00ALL